Exhibit 10.6

AMENDMENT

TO

EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (the “Amendment”) is entered into as of July 7, 2020, by and between James Philip McCormick (“Employee”) and Hi-Crush Services LLC, a Delaware limited liability company (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement (as defined below).

RECITALS

WHEREAS, the Company and Employee have entered into that certain Employment Agreement, effective as of January 1, 2020 (the “Agreement”); and

WHEREAS, the Company and Employee desire to amend the Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and Employee hereby agree to amend the Agreement as follows:

AMENDMENT

1.	Amendment. Section 3(c) of the Agreement is hereby deleted in its entirety and is of no further force and effect.

2.	Terms of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

3.	Conflicting Terms. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

4.

Entire Agreement. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. This Amendment may be executed in counterparts, each of which shall be an original and both of which taken together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile and, upon such delivery, the facsimile shall be deemed to have the same effect as if the original signature had been delivered to the other party.

If Employee agrees to the terms of this Amendment, Employee must sign and return a copy of this Amendment to the Company by 12pm Central on July 7, 2020.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment is executed by the parties hereto as of the date first written above.

COMPANY:	EMPLOYEE:

Hi-Crush Services, LLC,	James Philip McCormick
a Delaware limited liability corporation

By:	/s/ Robert E. Rasmus	By:	/s/ James Philip McCormick
Name:	Robert E. Rasmus	Name:	James Philip McCormick
Title:	CEO

[Signature Page to Amendment to Employment Agreement]